Exhibit 10.3

EXECUTION VERSION

IMPORTANT NOTE:

EACH PARTY HERETO MUST EXECUTE THIS AMENDMENT OUTSIDE THE REPUBLIC OF AUSTRIA AND EACH LENDER MUST BOOK ITS LOAN AND RECEIVE ALL PAYMENTS OUTSIDE THE REPUBLIC OF AUSTRIA. TRANSPORTING OR SENDING THE ORIGINAL OR ANY CERTIFIED COPY OF THIS AMENDMENT OR THE AMENDED CREDIT AGREEMENT REFERRED TO HEREIN OR ANY OTHER CREDIT DOCUMENT OR ANY NOTICE OR OTHER COMMUNICATION (INCLUDING BY EMAIL OR OTHER ELECTRONIC TRANSMISSION) INTO OR FROM THE REPUBLIC OF AUSTRIA MAY RESULT IN THE IMPOSITION OF AN AUSTRIAN STAMP DUTY ON THE CREDIT FACILITY PROVIDED FOR IN SUCH AMENDED CREDIT AGREEMENT, WHICH MAY BE FOR THE ACCOUNT OF THE PARTY WHOSE ACTIONS RESULT IN SUCH IMPOSITION. COMMUNICATIONS REFERENCING THIS AMENDMENT OR SUCH AMENDED CREDIT AGREEMENT SHOULD NOT BE ADDRESSED TO RECIPIENTS IN, OR SENT BY PERSONS LOCATED IN, THE REPUBLIC OF AUSTRIA AND PAYMENTS SHOULD NOT BE MADE TO BANK ACCOUNTS IN THE REPUBLIC OF AUSTRIA. SEE ALSO SECTION 9.19 OF SUCH AMENDED CREDIT AGREEMENT AND A MEMORANDUM FROM AUSTRIAN COUNSEL FOR THE GOODYEAR TIRE & RUBBER COMPANY WHICH IS AVAILABLE UPON REQUEST FROM THE ADMINISTRATIVE AGENT.

FIRST AMENDMENT dated as of June 16, 2015 (this “Amendment”), to the AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT dated as of April 19, 2012 (as heretofore amended, the “Pre-Amendment Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”), among THE GOODYEAR TIRE & RUBBER COMPANY, an Ohio corporation; the lenders party thereto; DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent (in such capacity, the “Collateral Agent”); and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Original Lenders (as defined below) have extended and agreed to extend credit to the Borrower on the terms and conditions set forth in the Pre-Amendment Credit Agreement;

WHEREAS the Borrower has requested, and the Continuing Lenders (as defined below) party hereto, the Administrative Agent and the Collateral Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Pre-Amendment Credit Agreement be amended as provided herein, effective upon satisfaction of the conditions set forth in Section 5 hereof.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings specified in the Amended Credit Agreement. As used in this Amendment, the following terms have the meanings specified below:

“Amendment Effective Date” shall have the meaning set forth in Section 5 hereof.

“Continuing Lenders” shall mean the Original Lenders that consent to this Amendment and JPMorgan Chase Bank, N.A. For the avoidance of doubt, “Continuing Lenders” shall include the Increasing Lenders but shall not include the Non-Continuing Lenders.

“Increasing Lenders” shall mean each Original Lender the Post-Effective Loan Amount of which will be greater than such Original Lender’s Original Loan Amount and JPMorgan Chase Bank, N.A.

“Non-Continuing Lenders” shall mean the Original Lenders that will not have Loans outstanding after giving effect to the transactions to occur on the Amendment Effective Date.

“Original Lenders” shall mean the Lenders party to the Pre-Amendment Credit Agreement immediately prior to the Amendment Effective Date.

“Original Loan Amount” shall mean, as to each Original Lender, the aggregate principal amount of the Loans of such Original Lender immediately prior to the transactions to occur on the Amendment Effective Date, or, as to JPMorgan Chase Bank, N.A., zero.

“Post-Effective Loan Amount” shall mean, as to each Continuing Lender, the aggregate principal amount of the Loans of such Continuing Lender after giving effect to the transactions to occur on the Amendment Effective Date, as set forth on Schedule I hereto.

“US Dollars” or “$” refers to lawful money of the United States of America.

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SECTION 2. Amendment of the Pre-Amendment Credit Agreement. The Pre-Amendment Credit Agreement is hereby amended as follows:

(a) The definition of “Adjusted LIBO Rate” in Section 1.01 of the Pre-Amendment Credit Agreement shall be amended by deleting the number “1%” in clause (a) thereof and replacing it with the number “0.75%”.

(b) The definition of “Arrangers” in Section 1.01 of the Pre-Amendment Credit Agreement shall be replaced with the following:

“Arrangers” means J.P. Morgan Securities LLC, Barclays Bank PLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Goldman Sachs Lending Partners LLC, HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, each as a Joint Lead Arranger and Joint Bookrunner, for the credit facility established by this Agreement.

(c) The definition of “Documentation Agent” in Section 1.01 of the Pre-Amendment Credit Agreement shall be replaced with the following:

“Documentation Agent” means each of Barclays Bank PLC, BNP Paribas, Credit Agricole Corporate and Investment Bank, Goldman Sachs Lending Partners LLC, HSBC Bank USA, National Association and Wells Fargo Bank, National Association, in its capacity as documentation agent hereunder.

(d) The definition of “Repricing Event” in Section 1.01 of the Pre-Amendment Credit Agreement shall be amended by (i) inserting immediately prior to the first instance of the term “Indebtedness” the phrase “term loan” and (ii) deleting from each instance of the phrase “term loans or notes” the phrase “or notes”.

(e) The definition of “Syndication Agent” in Section 1.01 of the Pre-Amendment Credit Agreement shall be replaced with the following:

“Syndication Agent” means Citibank, N.A., in its capacity as syndication agent hereunder.

(f) Section 2.07 of the Pre-Amendment Credit Agreement shall be amended by replacing the phrase “prior to April 19, 2013” in clause (d) thereof with “after June 16, 2015 and prior to June 16, 2016”.

(g) Section 2.09 of the Pre-Amendment Credit Agreement shall be amended by replacing “2.75%” in clause (a) thereof with “2.00%” and by replacing “3.75%” in clause (b) thereof with “3.00%”.

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SECTION 3. Amendment Effective Date Transactions. On the Amendment Effective Date, concurrently with the amendments provided for in Section 2 hereof, each of the parties hereto irrevocably agrees that each of the following shall occur without any additional conditions or actions of any party hereto:

(a) Each Increasing Lender shall make to the Borrower, and the Borrower shall borrow from each Increasing Lender, one or more Loans denominated in US Dollars in an aggregate principal amount equal to the excess of such Increasing Lender’s Post-Effective Loan Amount as set forth on Schedule I hereto over its Original Loan Amount. Such extensions of credit shall be Loans as defined under the Amended Credit Agreement and the provisions of Section 2.04 of the Amended Credit Agreement shall be applicable thereto, mutatis mutandis.

(b) The Borrower irrevocably directs the Administrative Agent to directly apply all the proceeds of the Borrowings under the foregoing clause (a) to prepay in full on the Amendment Effective Date, pursuant to Section 9.02(b) of the Pre-Amendment Credit Agreement, all the outstanding principal of and interest accrued on any Loans held by the Non-Continuing Lenders.

SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by the Borrower, and this Amendment and the Amended Credit Agreement each constitute a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) All representations and warranties of the Borrower set forth herein, and the representations and warranties of the Borrower set forth in Article III of the Amended Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date; provided, that solely for the purposes of this Section 4, the date in Section 3.04 of the Amended Credit Agreement shall be deemed to be December 31, 2014; and further provided that (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified by “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects as of the Amendment Effective Date or such earlier date, as the case may be.

(c) On and as of the Amendment Effective Date, at the time of and immediately after giving effect to the transactions contemplated by Section 3 hereof, no Default or Event of Default under the Amended Credit Agreement will have occurred and be continuing.

SECTION 5. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received from the Borrower, the Administrative Agent, the Collateral Agent and each Continuing Lender either (i) a counterpart of this Amendment signed on behalf of such party or (ii)

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written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Continuing Lenders and dated the Amendment Effective Date) of (i) Covington & Burling LLP, counsel for the Borrower, substantially in the form of Exhibit A-1 hereto and (ii) the General Counsel, an Associate General Counsel or Senior Legal Counsel of the Borrower, substantially in the form of Exhibit A-2 hereto.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization by the Credit Parties of the transactions contemplated hereby and any other legal matters relating to the Borrower, the other Credit Parties, the Credit Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received all interest accrued for the accounts of the Continuing Lenders to the Amendment Effective Date under the Pre-Amendment Credit Agreement and all fees and other amounts due and payable in connection with the effectiveness of this Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(e) Each Non-Continuing Lender shall have received payment in full of the principal of and interest accrued on each Loan made by it under the Pre-Amendment Credit Agreement and outstanding on the Amendment Effective Date (including any break funding payments payable by the Borrower under Section 2.12 of the Pre-Amendment Credit Agreement to such Non-Continuing Lender as a result of the transactions contemplated by Section 3 hereof; provided, however, that no such break funding payments shall be payable with respect to the portion of such Loans that does not exceed the amount to be assigned to such Non-Continuing Lender (or to any Affiliate of such Non-Continuing Lender) as set forth in Schedule I to the Master Consent to Assignment, dated the Amendment Effective Date, delivered by the Borrower to JPMorgan Chase Bank, N.A.).

(f) The Administrative Agent shall have received the results of a search of the Uniform Commercial Code (or equivalent) filings or registrations made with respect to the Credit Parties in the jurisdictions referred to in paragraph 1 of the Perfection Certificate delivered on February 17, 2015 (the “2015 Perfection Certificate”) and copies of the financing statements (or similar documents) disclosed by such search.

(g) The Administrative Agent shall have received a certificate signed by a Financial Officer certifying (i) as to the matters referred to in Sections 4(b) and 4(c) hereof and (ii) that the 2015 Perfection Certificate is true and correct in all material respects as of December 31, 2014.

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(h) The Administrative Agent shall have received from the Borrower and each Subsidiary Guarantor (other than the Excluded Subsidiaries and the Consent Subsidiaries) a counterpart of the Reaffirmation Agreement, substantially in the form of Exhibit B hereto, to the Administrative Agent, duly executed and delivered on behalf of the Borrower or such Subsidiary as a Guarantor and (in the case of each Subsidiary that is a Grantor under the Guarantee and Collateral Agreement or a Canadian Grantor under any Canadian Security Agreement) a Grantor.

(i) The Continuing Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

SECTION 6. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Pre-Amendment Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Pre-Amendment Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Pre-Amendment Credit Agreement or any other Credit Document in similar or different circumstances.

(b) On and after the Amendment Effective Date, (i) each reference in the Pre-Amendment Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall be deemed to be a reference to the Amended Credit Agreement, and (ii) each reference to the “Credit Agreement”, “Second Lien Credit Agreement” and “Second Lien Agreement” in any other Credit Document, shall, unless the context otherwise requires, be deemed to be a reference to the Amended Credit Agreement. This Amendment shall constitute a “Credit Document” for all purposes of the Amended Credit Agreement and the other Credit Documents.

SECTION 7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

SECTION 8. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic transmission of the signature pages hereof.

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SECTION 9. Headings. The section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 10. Tax Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

THE GOODYEAR TIRE & RUBBER COMPANY,

by	/s/ Thomas Kaczynski
	Name:	Thomas Kaczynski
	Title:	Vice President & Treasurer

THE GOODYEAR TIRE & RUBBER COMPANY

FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by	/s/ Robert D. Bryant
	Name:	Robert D. Bryant
	Title:	Executive Director

THE GOODYEAR TIRE & RUBBER COMPANY

FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as Collateral Agent,

by	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

by	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

THE GOODYEAR TIRE & RUBBER COMPANY

FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

AIRLIE CLO 2006-II LTD

by	/s/ Seth Cameron
	Name:	Seth Cameron
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ACAS CLO 2007-1, Ltd.
By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ACAS CLO 2013-2, LTD
By: American Capital CLO Management, LLC, its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ACAS Funding II, LLC

By:	/s/ William Weiss
Name:	William Weiss
Title:	Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Athene Annuity and Life Company
BY: Athene Asset Management, L.P., its investment manager Apollo Capital Management, L.P., its sub-advisor

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ANTHEM, INC. (FORMERLY KNOWN AS WELLPOINT, INC.)
BY: ARES WLP MANAGEMENT L.P., ITS MANAGER
BY: ARES WLP MANAGEMENT GP LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Ares Enhanced Credit Opportunities Fund B, LTD.

BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS INVESTMENT MANAGER

ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ARES ENHANCED CREDIT OPPORTUNITIES FUND II LTD.
BY: ARES ENHANCED CREDIT OPPORTUNITIES INVESTMENT MANAGEMENT II, LLC, ITS INVESTMENT MANAGER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ARES IIIR/IVR CLO LTD.
BY: ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER
BY: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Ares NF CLO XIV Ltd
BY: Ares NF CLO XIV Management, L.P., its collateral manager
By: Ares NF CLO XIV Management LLC, its general partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Ares NF CLO XV Ltd
BY: Ares NF CLO XV Management, L.P., its collateral manager
By: Ares NF CLO XV Management LLC, its general partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Ares Senior Loan Trust
BY: Ares Senior Loan Trust Management, L.P., Its Investment Adviser
By: Ares Senior Loan Trust Management, LLC, Its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ARES XI CLO LTD.
BY: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER
By: ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ARES XII CLO LTD.
BY: ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ARES XXI CLO LTD.
BY: ARES CLO MANAGEMENT XXI, L.P., ITS INVESTMENT MANAGER
BY: ARES CLO GP XXI, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ARES XXII CLO LTD.
BY: ARES CLO MANAGEMENT XXII, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXII, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

COMMUNITY INSURANCE COMPANY
BY: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER
BY: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ONTARIO PUBLIC SERVICE EMPLOYEES UNION PENSION PLAN TRUST FUND
By : AELIS X Management, L.P., its investment counsel
By : AELIS X Management GP, LLC, its general partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Renaissance Floating Rate Income Fund
BY: Ares Capital Management II LLC, as Portfolio Sub-Advisor

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BABSON CLO LTD. 2007-I
BABSON CLO LTD. 2012-II
BABSON CLO LTD. 2014-I
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acting solely in its capacity as Trustee of BABSON CAPITAL BANK LOAN FUND, a series trust of the Multi Manager Global Investment Trust
By: Babson Capital Management LLC as Investment Manager and Attorney-in-fact

By:	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

The foregoing is executed on behalf of the Babson Capital Bank Loan Fund, organized under a Supplemental Declaration of Trust dated as of June 10, 2013, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

JFIN CLO 2007 LTD

By: Apex Credit Partners LLC, as Collateral Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Senior Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Avery Point III CLO, Limited
BY: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Avery Point V CLO, Limited
BY: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Document Control Team

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Race Point IV CLO Ltd.
BY: Sankaty Advisors, LLC as Asset Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Race Point V CLO, Limited
BY: Sankaty Advisors LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Ace European Group Limited
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Aetna Health Management, LLC
BY: BlackRock Investment Management, LLC, Its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Aetna Life Insurance Company
BY: BlackRock Investment Management, LLC, Its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BlackRock Limited Duration Income Trust
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Magnetite IX, Limited
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ACE Property & Casualty Insurance Company
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Aetna Health Inc.
BY: BlackRock Investment Management, LLC, Its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BlackRock Debt Strategies Fund, Inc. BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BlackRock Defined Opportunity Credit Trust
BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BlackRock Floating Rate Income Strategies Fund, Inc.
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BlackRock Floating Rate Income Trust
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BlackRock Funds II, BlackRock Floating Rate Income Portfolio
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Ironshore Inc.
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

JPMBI re Blackrock Bankloan Fund
BY: BlackRock Financial Management Inc., as Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Magnetite VI, Limited
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Magnetite VII, Limited
BY: BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Magnetite VIII, Limited
BY: BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Magnetite XI, Limited
BY: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Magnetite XII, LTD.
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Magnetite XIV, Limited
By: BlackRock Financial Management, Inc., as Ramp-Up Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Permanens Capital Floating Rate Fund LP
BY: BlackRock Financial Management Inc., Its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BlackRock Bank Loan Strategy Fund of Multi Manager Global Investment Trust
BY: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BlackRock Senior Income Series V Limited
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

U.S. Specialty Insurance Company
BY: BlackRock Investment Management, LLC, its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio
BY: BlackRock Advisors, LLC, its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BlackRock Global Investment Series: Income Strategies Portfolio
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BlackRock Secured Credit Portfolio of BlackRock Funds II
BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BlackRock Senior Floating Rate Portfolio
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BlackRock Senior Income Series IV
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BMI CLO I
BY: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Houston Casualty Company
BY: BlackRock Investment Management, LLC, its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CANARAS SUMMIT CLO LTD.
By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Andrew Heller
Name:	Andrew Heller
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Saranac CLO I Limited
By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Andrew Heller
Name:	Andrew Heller
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Saranac CLO II Limited
By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Andrew Heller
Name:	Andrew Heller
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CATHEDRAL LAKE CLO 2013, LTD.:

by	/s/ Stanton Ray
Name:	Stanton Ray
Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cathay Bank

by	/s/ Nancy S. Moore
Name:	Nancy S. Moore
Title:	Senior Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cent CDO 12 Limited
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cent CDO 14 Limited
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cent CDO 15 Limited
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cent CDO XI Limited
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cent CLO 21 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cent CLO 22 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cent CLO 23 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

RiverSource Life Insurance Company

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ACA CLO 2007-1, LTD
BY: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Apidos CDO V
BY: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Apidos Cinco CDO
BY: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

APIDOS CLO XX
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

San Gabriel CLO I, LTD
BY: Its Investment Advisor, CVC Credit Partners, LLC on behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Shasta CLO I, LTD
BY: Its Investment Advisor, CVC Credit Partners, LLC on behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Bridgeport CLO II Ltd.
By: Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Bridgeport CLO Ltd.
By: Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Burr Ridge CLO Plus Ltd.
By: Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CIFC Funding 2006-IB, Ltd.
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CIFC Funding 2006-II, Ltd.
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CIFC Funding 2007-I, Ltd.
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CIFC Funding 2007-II, Ltd.
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CIFC Funding 2007-III, Ltd.
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CIFC Funding 2011-I, Ltd.
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CIFC Funding 2012-I, Ltd.
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CIFC Funding 2012-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ColumbusNova CLO IV Ltd. 2007-II
By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ColumbusNova CLO Ltd. 2007-I
By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Navigator CDO 2006, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Primus CLO II, Ltd.
By: CypressTree Investment Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Schiller Park CLO Ltd.
By: Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

DENALI CAPITAL CLO VI, LTD.
BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO VI, LTD.

By:	/s/ Kelli Marti
Name:	Kelli Marti
Title:	Senior Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

DENALI CAPITAL CLO VII, LTD.
BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO VII, LTD.

By:	/s/ Kelli Marti
Name:	Kelli Marti
Title:	Senior Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Deutsche Global High Income Fund
BY: Deutsche Investment Management Americas Inc.
Investment Advisor

By:	/s/ Mark Kim
Name:	Mark Kim
Title:	Vice President

By:	/s/ Cynthia Sumner
Name:	Cynthia Sumner
Title:	Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Deutsche High Income Trust
BY: Deutsche Investment Management Americas Inc.
Investment Advisor

By:	/s/ Mark Kim
Name:	Mark Kim
Title:	Vice President

By:	/s/ Cynthia Sumner
Name:	Cynthia Sumner
Title:	Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Deutsche High Income Opportunities Fund, Inc.
BY: Deutsche Investment Management Americas Inc.
Investment Advisor

By:	/s/ Mark Kim
Name:	Mark Kim
Title:	Vice President

By:	/s/ Cynthia Sumner
Name:	Cynthia Sumner
Title:	Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Deutsche Multi Market Income Trust
BY: Deutsche Investment Management Americas Inc.
Investment Advisor

By:	/s/ Mark Kim
Name:	Mark Kim
Title:	Vice President

By:	/s/ Cynthia Sumner
Name:	Cynthia Sumner
Title:	Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Deutsche Unconstrained Income Fund
BY: Deutsche Investment Management Americas Inc.
Investment Advisor

By:	/s/ Mark Kim
Name:	Mark Kim
Title:	Vice President

By:	/s/ Cynthia Sumner
Name:	Cynthia Sumner
Title:	Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Deutsche Strategic Income Trust
BY: Deutsche Investment Management Americas Inc.
Investment Advisor

By:	/s/ Mark Kim
Name:	Mark Kim
Title:	Vice President

By:	/s/ Cynthia Sumner
Name:	Cynthia Sumner
Title:	Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Deutsche Unconstrained Income VIP
BY: Deutsche Investment Management Americas Inc.
Investment Advisor

By:	/s/ Mark Kim
Name:	Mark Kim
Title:	Vice President

By:	/s/ Cynthia Sumner
Name:	Cynthia Sumner
Title:	Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Flagship CLO V
BY: Deutsche Investment Management Americas Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By:	/s/ Mark Kim
Name:	Mark Kim
Title:	Vice President

By:	/s/ Erin Meyer
Name:	Erin Meyer
Title:	Portfolio Manager

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Flagship CLO VI
BY: Deutsche Investment Management Americas Inc.
As Collateral Manager

By:	/s/ Mark Kim
Name:	Mark Kim
Title:	Vice President

By:	/s/ Erin Meyer
Name:	Erin Meyer
Title:	Portfolio Manager

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Doral CLO II Ltd.

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Doral CLO III Ltd.

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

AGF Floating Rate Income Fund
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Bank Loan Fund Series II
A Series Trust of Multi Manager Global Investment Trust
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance CDO VII PLC
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance CDO X PLC
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance CLO 2013-1 LTD
By: Eaton Vance Management as Portfolio Manager

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance CLO 2014-1 Ltd.
By: Eaton Vance Management Portfolio Manager

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Floating Rate Portfolio
By: Boston Management and Research as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Floating-Rate Income Trust
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Institutional Senior Loan Fund
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance International (Cayman Islands)
Floating-Rate Income Portfolio
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Limited Duration Income Fund
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Loan Holding Limited
By: Eaton Vance Management as Investment Manager

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

East Vance Senior Floating-Rate Trust
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Senior Income Trust
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Short Duration Diversified Income Fund
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance VT Floating-Rate Income Fund
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

MET Investors Series Trust-Met/Eaton Vance Floating Rate Portfolio
By: Eaton Vance Management as Investment Sub-Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pacific Life Funds-PL Floating Rate Loan Fund
By: Eaton Vance Management as Investment Sub-Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by	/s/ Steven Leveille
Name:	Steven Leveille
Title:	Assistant Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pacific Select Fund-Floating Rate Loan Portfolio
By: Eaton Vance Management as Investment Sub-Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Senior Debt Portfolio
By: Boston Management and Research as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Franklin CLO VI, Ltd.
By: Franklin Advisers, Inc. as Collateral Manager

by	/s/ David Ardini
Name:	David Ardini
Title:	Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Franklin Templeton Series II Funds - Franklin Floating Rate II Fund

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Franklin Templeton Series II Funds - Franklin Upper Tier Floating Rate Fund

By:	/s/ Hague Van Dillen
Name:	Hague Van Dillen
Title:	Authorized Signer

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC

by	/s/ Simon Firbank
Name:	Simon Firbank
Title:	Authorised Signatory

For any institution requiring a second signature line:

by	/s/ Martin McAnaney
Name:	Martin McAnaney
Title:	Authorised Signatory

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux)

by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

by	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund
By: Goldman Sachs Asset Management, L.P. as investment advisor and not as principal

by	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

RS FLOATING RATE FUND

By:	/s/ Kevin Booth
Name:	Kevin Booth
Title:	Managing Director

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Chi Kwok
Name:	Chi Kwok
Title:	Managing Director

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

HRS INVESTMENT HOLDINGS LLC

By:	/s/ Steve Kaseta
Name:	Steve Kaseta
Title:	CIO

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ICICI BANK UK PLC

By:	/s/ Hitesh Sethia
Name:	Hitesh Sethia
Title:	Joint General Manager

For any institution requiring a second signature line:

By:	/s/ Layth Al-Falaki
Name:	Layth Al-Falaki
Title:	Joint General Manager

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

A Voce CLO, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

American General Life Insurance Company
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

American General Life Insurance Company
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Avalon IV Capital, Ltd.
BY: Invesco Senior Secured Management, Inc. as Asset Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Betony CLO, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Blue Hill CLO, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BOC Pension Investment Fund
BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Commerce and Industry Insurance Company
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Diversified Credit Portfolio Ltd.
BY: Invesco Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Invesco BL Fund, Ltd.
By: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Invesco Dynamic Credit Opportunities Fund
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Invesco Floating Rate Fund
BY: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Invesco Polaris US Bank Loan Fund
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Invesco Senior Income Trust
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Invesco Senior Loan Fund
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

INVESCO SSL FUND LLC
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Invesco Zodiac Funds - Invesco US Senior Loan Fund
BY: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Kaiser Foundation Hospitals
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Kaiser Permanente Group Trust
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Lexington Insurance Company
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Limerock CLO II, Ltd.
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Limerock CLO III, Ltd.
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Linde Pension Plan Trust
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Marea CLO, Ltd.
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

National Union Fire Insurance Company of Pittsburgh, Pa.
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Nomad CLO, Ltd.
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

North End CLO, Ltd
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Sentry Insurance a Mutual Company
BY: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

The City of New York Group Trust
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

The United States Life Insurance Company In the City of New York
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

The Variable Annuity Life Insurance Company
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Wasatch CLO Ltd
BY: Invesco Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jennifer A. Thompson
Name:	Jennifer A. Thompson
Title:	Authorized Signatory

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

KVK CLO 2012-1, Ltd

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

KVK CLO 2012-2, LTD.

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

KVK CLO 2014-2 Ltd.

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

KVK CLO 2014-3 Ltd.

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

LCM IX Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

LCM XI Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

LCM XII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

LCM XVI Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

GOLDEN KNIGHT II CLO, LTD.

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

NEW YORK LIFE INSURANCE COMPANY (GUARANTEED PRODUCTS)
BY: MACKAY SHIELDS LLC, AS INVESTMENT ADVISER AND NOT INDIVIDUALLY

By:	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

NEW YORK LIFE INSURANCE COMPANY, GP- PORTABLE ALPHA
BY: MACKAY SHIELDS LLC, AS INVESTMENT ADVISER AND NOT INDIVIDUALLY

By:	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

OHIO POLICE & FIRE PENSION FUND
BY: MACKAY SHIELDS LLC, AS INVESTMENT ADVISER AND NOT INDIVIDUALLY

By:	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

John Hancock Global Short Duration Credit Fund

By:	/s/ Jim Roth
Name:	Jim Roth
Title:	Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Manulife Floating Rate Senior Loan Fund

By:	/s/ Jim Roth
Name:	Jim Roth
Title:	Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Manulife Investments Trust - Floating Rate Income Fund

By:	/s/ Jim Roth
Name:	Jim Roth
Title:	Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Manulife U.S. Dollar Floating Rate Income Fund

By:	/s/ Jim Roth
Name:	Jim Roth
Title:	Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Manulife Floating Rate Income Fund

By:	/s/ Jim Roth
Name:	Jim Roth
Title:	Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Figueroa CLO 2013-1, Ltd.
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Metropolitan West Floating Rate Income Fund
BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Venture X CLO, Limited
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Venture IX CDO, Limited
BY: its investment advisor, MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Venture VI CDO Limited
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Venture VIII CDO, Limited
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Venture XI CLO, Limited
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

DUANE STREET CLO IV, LTD.
By: Napier Park Global Capital (US) LP
As Collateral Manager

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Director

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

REGATTA FUNDING LTD
By: Napier Park Global Capital (US) LP attorney-in-fact

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Director

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Neuberger Berman Investment Funds II PLC - Neuberger Berman US/European Senior Floating Rate Income Fund

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

New York Life Insurance Company

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Corporate Vice President

New York Life Insurance and Annuity Corporation
By: NYL Investors LLC, its Investment Manager

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Senior Director

MainStay Floating Rate Fund, a series of MainStay Funds Trust
By: NYL Investors LLC, its Subadvisor

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Senior Director

MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust
By: NYL Investors LLC, its Subadvisor

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Senior Director

NYLIM Flatiron CLO 2006-1 Ltd.
By: New York Life Investment Management LLC, as Collateral and Attorney-In-Fact

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Senior Director

Silverado CLO 2006-II Ltd.
By: New York Life Investment Management LLC, as Portfolio Manager and Attorney-in-Fact

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Senior Director

Flatiron CLO 2007-1 Ltd.
By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Senior Director

Flatiron CLO 2011-1 Ltd.
By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Senior Director

Flatiron CLO 2012-1 Ltd.
By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Senior Director

Flatiron CLO 2013-1 Ltd.
By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Senior Director

Flatiron CLO 2014-1 Ltd:
By: NYL Investors LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Senior Director

Flatiron CLO 2015-1 Ltd.
By: NYL Investors LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Senior Director

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Octagon Emigrant Senior Secured Loan Trust
BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Gretchen Lam
Name:	Gretchen Lam
Title:	Portfolio Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

OCP Partners, LP
By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Onex Senior Floating Income Fund, L.P.
By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

OPPENHEIMER QUEST FOR VALUE FUNDS FOR THE ACCOUNT OF OPPENHEIMER FLEXIBLE STRATEGIES FUND
By: Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Thomas Glenn
Name:	Thomas Glenn
Title:	Team Leader

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CATLIN UNDERWRITING AGENCIES LTD
By: Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Thomas Glenn
Name:	Thomas Glenn
Title:	Team Leader

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CATLIN RE SWITZERLAND LTD
By: Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Thomas Glenn
Name:	Thomas Glenn
Title:	Team Leader

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

HARBOURVIEW CLO 2006-1
By: Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Thomas Glenn
Name:	Thomas Glenn
Title:	Team Leader

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

HARBOUR VIEW CLO VII, LTD
By: Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Thomas Glenn
Name:	Thomas Glenn
Title:	Team Leader

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

OPPENHEIMER MASTER LOAN FUND, LLC
By: Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Thomas Glenn
Name:	Thomas Glenn
Title:	Team Leader

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

OPPENHEIMER SENIOR FLOATING RATE PLUS FUND
By: Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Thomas Glenn
Name:	Thomas Glenn
Title:	Team Leader

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

OPPENHEIMER SENIOR FLOATING RATE FUND
By: Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Thomas Glenn
Name:	Thomas Glenn
Title:	Team Leader

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ARCHES FUNDING ULC

By:	/s/ Shehzeen Ahmed
Name:	Shehzeen Ahmed
Title:	Authorized Signatory

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Mayport CLO Ltd.
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Regence Bluecross Blueshield of Oregon
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Regence Blueshield of Idaho
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Regence Blueshield
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Regence Bluecross Blueshield of Utah
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

PIMCO Funds: Private Account Portfolio Series:
PIMCO Senior Floating Rate Portfolio
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

PIMCO Funds: PIMCO Senior Floating Rate Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M)
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Portola CLO, Ltd.
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pacific Select Fund - Core Income Portfolio
By: Pacific Life Fund Advisors LLC
(doing business as Pacific Asset Management), in its capacity as Investment Adviser (Z16)

By:	/s/ Michael Marzouk
Name:	Michael Marzouk
Title:	Managing Director

By:	/s/ Dale Hawley
Name:	Dale Hawley
Title:	Counsel

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

PACIFIC SELECT FUND-FLOATING RATE INCOME PORTFOLIO
BY: Pacific Life Fund Advisors LLC
(doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Michael Marzouk
Name:	Michael Marzouk
Title:	Managing Director

By:	/s/ Dale Hawley
Name:	Dale Hawley
Title:	Counsel

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

VANTAGETRUST
BY: Pacific Life Fund Advisors LLC
(doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Michael Marzouk
Name:	Michael Marzouk
Title:	Managing Director

By:	/s/ Dale Hawley
Name:	Dale Hawley
Title:	Assistant Secretary

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pacific Funds Core Income (formerly known as PL Income Fund)
BY: Pacific Life Fund Advisors LLC
(doing business as Pacific Asset Management), in its capacity as Investment Advisor (ZO)

By:	/s/ Michael Marzouk
Name:	Michael Marzouk
Title:	Managing Director

By:	/s/ Dale Hawley
Name:	Dale Hawley
Title:	Assistant Secretary

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Penn Institutional Loan Common Master Fund, LP
BY: PENN Capital as its Investment Advisor

By:	/s/ Christopher Skorton
Name:	Christopher Skorton
Title:	Business Operations Associate

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Met Investors Series Trust - Pioneer Strategic Income Portfolio
By: Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name:	Maggie Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Bond Fund
By: Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name:	Maggie Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Solutions SICAV — Global Floating Rate Income
By: Pioneer Investment Management, Inc.,
As its adviser

By:	/s/ Maggie Begley
Name:	Maggie Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Bond VCT Portfolio
By: Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name:	Maggie Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Diversified High Income Trust
By: Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name:	Maggie Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Floating Rate Fund
By: Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name:	Maggie Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Floating Rate Trust
By: Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name:	Maggie Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Institutional Multi-Sector Fixed Income Portfolio
By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name:	Maggie Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Multi-Asset Ultrashort Income Fund
By: Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name:	Maggie Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Strategic Income Fund
By: Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name:	Maggie Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Stichting Pensioenfonds Medische Specialisten
By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Maggie Begley
Name:	Maggie Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Royal Business Bank

By:	/s/ Jeffrey Yeh
Name:	Jeffrey Yeh
Title:	EVP & CCO

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Saratoga Investment Corp. 2013-1, LTD.

by	/s/ Adam Kaiser
Name:	Adam Kaiser
Title:	Attorney-In-Fact

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Associated Electric & Gas Insurance Services Limited
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Senior Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

H.E.S.T. Australia Ltd.
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Senior Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Providence Health & Services Investment Trust (Bank Loans Portfolio),
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Senior Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Shenkman Short Duration High Income Fund
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Senior Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Shenkman High Yield Bond Master Fund, Inc.
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Senior Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Texas PrePaid Higher Education Tuition Board
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Advisor

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Senior Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Virginia College Savings Plan
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Senior Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

LANDMARK IX CDO LTD
BY: Landmark Funds LLC, as Manager

By:	/s/ Thomas E. Bancroft
Name:	Thomas E. Bancroft
Title:	Portfolio Manager

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

LANDMARK VIII CLO LTD
BY: Landmark Funds LLC, as Manager

By:	/s/ Thomas E. Bancroft
Name:	Thomas E. Bancroft
Title:	Portfolio Manager

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

John Hancock Funds II Short Duration Credit Opportunities Fund

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

San Joaquin County Employees’ Retirement Association

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Stone Harbor Collective Investment Trust - Stone Harbor Bank Loan Collective Fund

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Stone Harbor Global Funds PLC - Stone Harbor Leveraged Loan Portfolio

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Stone Harbor Leveraged Loan Fund LLC

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH

By:	/s/ Tim Ng
Name:	Tim Ng
Title:	Senior Director

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

THE STANDARD FIRE INSURANCE COMPANY

By:	/s/ David D. Rowland
Name:	David D. Rowland
Title:	Executive Vice President

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CROWN POINT CLO, LTD.

by	/s/ Paul Arzouian
Name:	Paul Arzouian
Title:	Sr. Analyst

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

The Hartford Inflation Plus Fund
BY: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
Name:	Jessica Gravel
Title:	Analyst

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

The Hartford Short Duration Fund
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
Name:	Jessica Gravel
Title:	Analyst

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

SunAmerica Senior Floating Rate Fund, Inc.
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Jessica Gravel
Name:	Jessica Gravel
Title:	Analyst

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Safety Insurance Company
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
Name:	Jessica Gravel
Title:	Analyst

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

The Hartford Strategic Income Fund
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
Name:	Jessica Gravel
Title:	Analyst

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

The Hartford Unconstrained Bond Fund
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
Name:	Jessica Gravel
Title:	Analyst

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

UMC Benefit Board, Inc.
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Jessica Gravel
Name:	Jessica Gravel
Title:	Analyst

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Stellar Performer Global Series W - Global Credit
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Jessica Gravel
Name:	Jessica Gravel
Title:	Analyst

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CSAA Insurance Exchange

By:	/s/ Charles C. Williams Jr.
Name:	Charles C. Williams Jr.
Title:	Operations Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Floating Rate Loan Fund, a series of 525 Market Street Fund, LLC by: Wells Capital Management, Investment Advisor

By:	/s/ Charles C. Williams Jr.
Name:	Charles C. Williams Jr.
Title:	Operations Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Mt. Whitney Securities, LLC

By:	/s/ Charles C. Williams Jr.
Name:	Charles C. Williams Jr.
Title:	Operations Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Wells Fargo Advantage Multi-Sector Income Fund

By:	/s/ Charles C. Williams Jr.
Name:	Charles C. Williams Jr.
Title:	Operations Manager

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Wells Fargo Bank, N.A.

by	/s/ Ross M. Berger
Name:	Ross M. Berger
Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

OCEAN TRAILS CLO I
BY: West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Bradley Bryan
Name:	Bradley Bryan
Title:	Senior Credit Analyst

By:
Name:
Title:

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

OCEAN TRAILS CLO II
BY: West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Bradley Bryan
Name:	Bradley Bryan
Title:	Senior Credit Analyst

By:
Name:
Title:

SCHEDULE I

Post-Effective Loan Amounts

Lender	Loan Amount
Continuing Lenders[1] (other than JPMorgan Chase Bank, N.A.)	$874,137,115.58
JPMorgan Chase Bank, N.A.	$125,862,884.42

[1]	The individual allocations of the Continuing Lenders are on file with the Administrative Agent.

EXHIBIT A-1

FORM OF OPINION OF COVINGTON & BURLING LLP

The Lenders party to the Amended Second Lien

Credit Agreement referred to below and

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, 24th Floor

New York, New York 10179

Deutsche Bank Trust Company Americas,

as Collateral Agent

60 Wall Street

New York, New York 10005

First Amendment to the Goodyear Second Lien Credit Agreement

Ladies and Gentlemen:

We have acted as counsel to The Goodyear Tire & Rubber Company, an Ohio corporation (the “Company”), and each of the entities listed on Exhibit A hereto (collectively, the “Subsidiary Guarantors”) in connection with the First Amendment, dated as of June 16, 2015 (the “Amendment”), to the Amended and Restated Second Lien Credit Agreement, dated as of April 19, 2012 (as amended by the Amendment, the “Amended Second Lien Credit Agreement”), among the Company, certain lenders party thereto, Deutsche Bank Trust Company Americas, as collateral agent (the “Collateral Agent”), and JPMorgan Chase Bank, N.A., as administrative agent (“JPMCB”). This opinion is delivered to you pursuant to Section 5(b)(i) of the Amendment. Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Amended Second Lien Credit Agreement.

We have reviewed (i) the Amendment, (ii) the Amended Second Lien Credit Agreement, (iii) the Second Lien Guarantee and Collateral Agreement, dated as of April 8, 2005, as reaffirmed and amended by the Reaffirmation Agreement, dated as of April 20, 2007, as further reaffirmed and amended by the Reaffirmation Agreement, dated as of April 19, 2012 and as further reaffirmed by the Reaffirmation Agreement, dated as of June 16, 2015, among the Company, the subsidiaries of the Company identified therein and the Collateral Agent (as so amended through the date hereof, the “Guarantee and Collateral Agreement”), (iv) the Amended and Restated Lenders Lien Subordination and Intercreditor Agreement, dated as of April 19, 2012, among JPMCB, as collateral agent for the First Lien Secured Parties referred to therein (the “First Lien Collateral Agent”), Deutsche Bank Trust Company Americas, as collateral agent for the Second Lien Secured Parties referred to therein, the Company and the subsidiaries of the Company named therein (the “Lenders LSIA”), (v) the Lien Subordination and Intercreditor Agreement, dated as of April 19, 2012, among JPMCB, as first lien collateral agent, Deutsche Bank Trust Company Americas, as second lien collateral agent, the Designated Senior Obligations Collateral Agents and Designated Junior Obligations Collateral Agents (as such terms are defined therein) from time to time party thereto, the Company and the subsidiaries of the Company named therein (the “LSIA”), (vi) the financing statements filed in the State of Delaware, the State of Arizona and the State of Ohio pursuant to the Guarantee and Collateral Agreement describing certain property of certain Grantors listed on Exhibit B hereto (collectively, the “Grantors”) and naming such Grantors, respectively, as debtors, and the

1

Collateral Agent, as secured party (the “Financing Statements”), (vii) the deposit account control agreements listed on Exhibit C hereto (the “Deposit Account Agreements”) and (viii) such corporate records, certificates and other documents, and such questions of law, as we have deemed necessary or appropriate for the purposes of this opinion. The agreements, documents and instruments referred to in clauses (i) through (v) are referred to in this opinion each as a “Document” and collectively as the “Documents.”

We have assumed that the Company, the Grantors and the Subsidiary Guarantors (each a “Credit Party” and collectively, the “Credit Parties”) are each duly organized under the laws of their respective jurisdictions of organization, that the Credit Parties, other than the entities listed on Exhibit D hereto (each, a “Delaware Company” and collectively, the “Delaware Companies”), are each validly existing and in good standing under the laws of their respective jurisdictions of organization and that each Credit Party, other than the Delaware Companies, has the power and authority to execute and deliver the Documents to which it is a party and to perform its obligations under such Documents. We have assumed further that each of the Credit Parties, other than the Delaware Companies, has duly authorized, executed and delivered the Documents to which it is a party. We have assumed further that the execution and delivery by each Credit Party, other than the Delaware Companies, of each Document to which such Credit Party is a party and the consummation of the transactions contemplated thereby do not breach or conflict with the provisions of such Credit Party’s certificate of incorporation, certificate of formation, by-laws, limited liability company agreement or other organizational documents, as applicable. We have relied as to certain matters on information obtained from public officials, officers of the Company and its subsidiaries and other sources that we believe to be responsible.

We have assumed that the execution and delivery of the Documents by the Credit Parties and the performance by the Credit Parties of their obligations thereunder do not and will not (x) violate or contravene any judgment, order, decree or permit issued by any court, arbitrator or governmental or regulatory authority, (y) conflict with or result in the breach of, constitute a default under, or cause or permit any termination or any mandatory prepayment or acceleration under, any contract or other instrument binding on or affecting the Company or any subsidiary thereof or any of their respective properties or assets other than the agreements listed on Exhibit E hereto (such agreements listed on Exhibit E, the “Scheduled Agreements”), or (z) result in the creation or imposition of any lien, charge or encumbrance (other than those created or imposed under the Documents) upon or with respect to any property or assets of the Company or any subsidiary thereof.

We have assumed that all signatures are genuine, that all documents submitted to us as originals are authentic and that all copies of documents submitted to us conform to the originals. We have assumed further that each of the Secured Parties has duly authorized, executed and delivered the Documents to which it is a party and that each such Document is the valid and binding obligation of such Secured Party, enforceable against such Secured Party in accordance with its terms.

2

Based upon the foregoing and subject to the qualifications and assumptions set forth below, we are of the opinion that:

1. Each Delaware Company is a corporation validly existing and in good standing under the law of the State of Delaware and has the corporate power and authority to execute and deliver the Documents to which it is a party, to consummate the transactions contemplated thereby and to perform its respective obligations thereunder. Each Delaware Company has duly authorized, executed and delivered the Documents to which it is a party.

2. Each Document constitutes the valid and binding obligation of the Credit Parties party thereto, enforceable against each such Credit Party in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

3. No consent, approval, authorization or other action by or filing with any governmental agency or instrumentality of the State of New York or the United States of America or under the Delaware General Corporation Law (the “DGCL”) is required on the part of any Credit Party for the execution and delivery of any Document to which such Credit Party is a party or the consummation of the transactions contemplated thereby, except (i) those already obtained or made and (ii) such filings and other actions as are required to perfect the security interests and liens granted under the Documents and the other Credit Documents.

4. The execution and delivery by each Credit Party of each Document to which such Credit Party is a party and the consummation of the transactions contemplated thereby do not (i) violate the DGCL or any New York State or Federal statute, law, rule or regulation to which such Credit Party is subject, (ii) breach the provisions of, or cause a default under, any Scheduled Agreement or (iii) in the case of each Delaware Company, breach the provisions of such Delaware Company’s certificate of incorporation, certificate of formation, by-laws, limited liability company agreement or other organizational documents, as applicable.

5. The Guarantee and Collateral Agreement creates in favor of the Collateral Agent for the benefit of the Collateral Agent and the Secured Parties party to the Amended Second Lien Credit Agreement a valid security interest in the Article 9 Collateral (as such term is defined in the Guarantee and Collateral Agreement), as security for the Obligations, to the extent that security interests in the Article 9 Collateral can be created under Article 9 of the Uniform Commercial Code of the State of New York (the “NYUCC”).

6. The Guarantee and Collateral Agreement, together with the delivery to the First Lien Collateral Agent, in the State of New York, of the certificates evidencing pledged equity interests identified on Exhibit F (the “Pledged Securities”) and the acknowledgement of the First Lien Collateral Agent in the Lenders LSIA that it has taken possession of such certificates as agent on behalf of the Collateral Agent, create in favor of the Collateral Agent, as security for the Obligations, a perfected security interest under the NYUCC in each Grantor’s rights in the Pledged Securities. Assuming that the First Lien Collateral Agent, the Collateral Agent and each Secured Party acquired their respective interests in the Pledged Securities without notice of any adverse claim and that each Pledged Security is either in bearer form or in registered form, issued or endorsed by an effective endorsement in the name of the First Lien Collateral Agent or in blank, the Collateral Agent acquired its security interest in the Pledged Securities free of any adverse claim.

3

7. The Financing Statements filed in the office of the Secretary of State of Delaware, the office of the Secretary of State of Arizona and the office of the Secretary of State of Ohio (the “Filing Offices”) were in proper form for filing in such respective offices on the respective dates they were filed. The filing of each such Financing Statement in the applicable Filing Office was, on the respective dates they were filed, sufficient to perfect the security interest created in favor of the Collateral Agent for the benefit of the Secured Parties by the Guarantee and Collateral Agreement in the collateral described in such Financing Statement to the extent a security interest can be perfected in such collateral under Article 9 of the Uniform Commercial Code of the State of Delaware and Chapter 9 of the Uniform Commercial Code of the States of Arizona and Ohio by filing a financing statement in the applicable Filing Office.

8. The execution and delivery of the Deposit Account Agreements was sufficient to perfect the security interest of the Collateral Agent in each deposit account (as defined in Section 9-102 of the NYUCC) set forth in Exhibit A or Schedule I, as the case may be, to each of the Deposit Account Agreements.

9. The use of the proceeds from the Loans as described in the Amended Second Lien Credit Agreement will not violate Regulation U of the Board of Governors of the Federal Reserve System.

10. The Company is not an “investment company” as defined in the Investment Company Act of 1940, as amended.

The foregoing opinion is subject to the following qualifications:

(a) The enforceability of certain rights and remedies purported to be granted to the Secured Parties under the Documents may be limited by applicable law, but those limitations (exclusive of the matters referred to in the other qualifications set forth herein) do not make the rights and remedies afforded under the Documents inadequate for the practical realization of the principal benefits intended to be provided by the Documents.

(b) We express no opinion as to (i) the ownership of or title to any property, or as to the adequacy of any description of any property, (ii) zoning, subdivision or other matters affecting the use, occupancy or operation of the Collateral, (iii) any security interest or lien, other than as specifically set forth in paragraphs 5 through 8, or (iv) the priority of any security interest or lien.

(c) We express no opinion as to the existence or adequacy of consideration received by any Subsidiary Guarantor in connection with such parties’ obligations under the Guarantee and Collateral Agreement.

(d) We express no opinion as to:

(i) waivers of defenses, subrogation and related rights, rights to trial by jury, rights to object to venue, or other rights or benefits bestowed by operation of law;

(ii) releases or waivers of unmatured claims or rights;

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(iii) indemnification, contribution, exculpation or provisions for the non-survival of representations, to the extent they purport to indemnify any party against, or release or limit any party’s liability for, its own breach or failure to comply with statutory obligations, or to the extent such provisions are contrary to public policy;

(iv) grants of powers of attorney or proxies;

(v) provisions purporting to require a prevailing party in a dispute to pay attorneys’ fees and expenses, or other costs, to a non-prevailing party;

(vi) provisions for liquidated damages and penalties, penalty interest and interest on interest;

(vii) restrictions upon transfers, pledges or assignments of a party’s rights under the Documents;

(viii) provisions purporting to make a party’s determination conclusive or permitting a party to act in its sole or absolute discretion;

(ix) provisions purporting to govern post-judgment interest;

(x) exclusive jurisdiction or venue provisions;

(xi) provisions in the Documents requiring compliance with, or referring to, (A) the terms of any agreement or other instrument that is not a Document or (B) any law other than the law of the State of New York, the DGCL or the Federal law of the United States of America;

(xii) provisions purporting to determine the rate at which judgments in currencies other than United States Dollars would be translated into United States Dollars or vice-versa; and

(xiii) provisions purporting to supersede equitable principles, including, without limitation, provisions requiring amendments and waivers to be in writing and provisions making notices effective even if not actually received.

(e) We express no opinion as to any right of setoff, netting, bankers lien or counterclaim or right to the application of property in the possession or control of any Secured Party.

(f) Except as set forth in paragraphs 9 and 10, we express no opinion as to any Federal or state securities or Blue Sky laws or as to any anti-fraud laws.

(g) We express no opinion as to any tax laws, the Employee Retirement Income Security Act of 1974, as amended, or any rules or regulations thereunder.

(h) We express no opinion as to the Federal Aviation Act of 1958, as amended from time to time and as re-codified in Title 49 of the United States Code.

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(i) We express no opinion as to any legal requirements applicable to any Secured Party.

(j) Our opinions in paragraphs 3 and 4(i) above are limited to laws and regulations normally applicable to transactions of the type contemplated by the Documents and do not extend to laws or regulations relating to, or to licenses, permits, approvals and filings necessary for, the conduct of the business of the Company or any subsidiary thereof, or to any environmental laws or regulations.

(k) We express no opinion as to the creation, validity, binding effect or perfection of (i) any security interest to the extent limited by Section 552 of the Federal Bankruptcy Code or (ii) any security interest in any right the assignment of which requires the consent of another person that has not been duly obtained.

We are members of the bar of the State of New York. We do not purport to be experts in and do not express any opinion herein on any laws other than the law of the State of New York, the DGCL and the Federal law of the United States of America. Our opinions in paragraphs 7 and 8 above are based solely on our review of Article 9 of the Uniform Commercial Code of the State of Delaware and Chapter 9 of the Uniform Commercial Code of the States of Arizona and Ohio, as reported by Westlaw pursuant to an online search performed on June 15, 2015.

This opinion is given solely for your benefit and the benefit of each Person who becomes a Lender before July 16, 2015, as the result of an assignment by JPMorgan Chase Bank, N.A. or any Lender pursuant to the Amended Second Lien Credit Agreement of any of their respective Loans or Commitments, which Persons may rely upon this opinion as of the date hereof, and may not be relied upon by any other Person without our written consent.

Very truly yours,

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Exhibit A

Subsidiary Guarantors

1.	Celeron Corporation (Delaware)

2.	Divested Companies Holding Company (Delaware)

3.	Divested Litchfield Park Properties, Inc. (Arizona)

4.	Goodyear Export Inc. (Delaware)

5.	Goodyear Farms, Inc. (Arizona)

6.	Goodyear International Corporation (Delaware)

7.	Goodyear Western Hemisphere Corporation (Delaware)

8.	T&WA, Inc. (Kentucky)

9.	Wingfoot Commercial Tire Systems, LLC (Ohio)

Exhibit B

Grantors

1.	Divested Companies Holding Company (Delaware)

2.	Divested Litchfield Park Properties, Inc. (Arizona)

3.	Goodyear Farms, Inc. (Arizona)

4.	Goodyear International Corporation (Delaware)

5.	The Goodyear Tire & Rubber Company (Ohio)

6.	Wingfoot Commercial Tire Systems, LLC (Ohio)

Exhibit C

Deposit Account Agreements

1.	Amended and Restated Blocked Account Control Agreement (“Shifting Control”), dated as of April 8, 2005, among the Company, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and JPMorgan Chase Bank, N.A., as Depositary.

2.	Deposit Account Control Agreement (with Activation, Multi-Lender), dated as of February 4, 2015, among the Company, JPMorgan Chase Bank, N.A., as collateral agent for the First Lien Secured Parties referred to therein, Deutsche Bank Trust Company Americas, as collateral agent for the Second Lien Secured Parties referred to therein, and Bank of America, N.A., as Bank.

3.	Amended and Restated Depository Agreement, dated as of April 8, 2005, among the Company, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and Citibank, N.A., as Depository Bank.

4.	Amended and Restated Depository Agreement, dated as of April 8, 2005, among Goodyear International Corporation, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and Citibank, N.A., as Depository Bank.

Exhibit D

Delaware Companies

1.	Celeron Corporation (Delaware)

2.	Divested Companies Holding Company (Delaware)

3.	Goodyear Export Inc. (Delaware)

4.	Goodyear International Corporation (Delaware)

5.	Goodyear Western Hemisphere Corporation (Delaware)

Exhibit E

Scheduled Agreements

1.	Indenture, dated as of March 15, 1996, between the Company and Wells Fargo Bank, N.A. (as successor to JPMorgan Chase Bank), as trustee, as supplemented on March 11, 1998, in respect of $150,000,000 original principal amount of the Company’s 7% Notes due 2028.

2.	Indenture, dated March 1, 1999, between the Company and Wells Fargo Bank, N.A. (as successor to JPMorgan Chase Bank), as trustee, as supplemented on March 5, 2010, in respect of $282,000,000 original principal amount of the Company’s 8.75% Notes due 2020.

3.	Amended and Restated First Lien Credit Agreement, dated as of April 19, 2012, among the Company, certain lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

4.	First Lien Guarantee and Collateral Agreement, dated as of April 8, 2005, among the Company, the subsidiaries of the Company identified as grantors and guarantors therein and JPMorgan Chase Bank, N.A., as collateral agent, as amended by the Reaffirmation of First Lien Guarantee and Collateral Agreement, dated as of April 20, 2007, and as further amended by the Reaffirmation Agreement, dated as of April 19, 2012.

5.	Amended and Restated Revolving Credit Agreement, dated as of May 12, 2015, among the Company and the borrowers named therein, certain lenders party thereto, J.P. Morgan Europe Limited, as administrative agent, and JPMorgan Chase Bank, N.A., as collateral agent.

6.	Indenture, dated as of August 13, 2010, among the Company, the subsidiary guarantors thereunder and Wells Fargo Bank, N.A., as trustee, as supplemented by the First Supplemental Indenture, dated as of August 13, 2010, among the Company, the subsidiary guarantors thereunder and Wells Fargo Bank, N.A., as trustee, in respect of $1,000,000,000 original principal amount of the Company’s 8.250% Senior Notes due 2020, as further supplemented by the Second Supplemental Indenture, dated as of February 28, 2012, among the Company, the subsidiary guarantors thereunder and Wells Fargo Bank, N.A., as trustee, in respect of $700,000,000 original principal amount of the Company’s 7.000% Senior Notes due 2022, and as further supplemented by the Third Supplemental Indenture, dated as of February 25, 2013, among the Company, the subsidiary guarantors thereunder and Wells Fargo Bank, N.A., as trustee, in respect of $900,000,000 original principal amount of the Company’s 6.500% Senior Notes due 2021.

7.	Indenture, dated as of April 20, 2011, among Goodyear Dunlop Tires Europe B.V., the Company, as parent guarantor, the subsidiary guarantors thereunder and Deutsche Trustee Company Limited, as trustee, in respect of €250,000,000 original principal amount of Goodyear Dunlop Tires Europe B.V.’s 6.75% Senior Notes due 2019.

Exhibit F

Pledged Securities

1.	Certificate number 1, dated December 16, 1987, evidencing ownership by The Goodyear Tire & Rubber Company of 100 shares of common stock of Divested Companies Holding Company.

2.	Certificate number 69, dated March 28, 2003, evidencing ownership by The Goodyear Tire & Rubber Company of 1,000 shares of common stock of Goodyear Farms, Inc.

3.	Certificate number 1, dated April 18, 1972, evidencing ownership by The Goodyear Tire & Rubber Company of 50 shares of common stock of Goodyear International Corporation.

4.	Certificate number 2, dated July 11, 1929, evidencing ownership by The Goodyear Tire & Rubber Company of 100 shares of common stock of Goodyear International Corporation.

5.	Certificate number 4, dated March 28, 2003, evidencing ownership by Divested Companies Holding Company of 1,620 shares of common stock of Divested Litchfield Park Properties, Inc.

EXHIBIT A-2

FORM OF OPINION OF THE GENERAL COUNSEL,

AN ASSOCIATE GENERAL COUNSEL OR

SENIOR LEGAL GENERAL COUNSEL OF THE BORROWER

June 16, 2015

The Lenders party to the Amended Second Lien

Credit Agreement referred to below and

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, 24th Floor

New York, New York 10179

Deutsche Bank Trust Company Americas,

as Collateral Agent

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

I am the Senior Vice President, General Counsel and Secretary of The Goodyear Tire & Rubber Company, an Ohio corporation (the “Company”), and am rendering the opinions set forth below in connection with the First Amendment, dated as of June 16, 2015 (the “Amendment”), to the Amended and Restated Second Lien Credit Agreement, dated as of April 19, 2012 (as amended by the Amendment, the “Amended Second Lien Credit Agreement”), among the Company, certain lenders party thereto, Deutsche Bank Trust Company Americas, as collateral agent (“DBTCA”), and JPMorgan Chase Bank, N.A., as administrative agent (“JPMCB”). This opinion is delivered to you pursuant to Section 5(b)(ii) of the Amendment.

I, or members of my staff, have reviewed (i) the Amendment, (ii) the Reaffirmation Agreement, dated as of June 16, 2015, among the Company, the subsidiaries of the Company identified therein, DBTCA, as collateral agent, and JPMCB, as administrative agent, in respect of the Second Lien Guarantee and Collateral Agreement, dated as of April 8, 2005, as reaffirmed and amended by the Reaffirmation Agreement, dated as of April 20, 2007 and as further reaffirmed and amended by the Reaffirmation Agreement, dated as of April 19, 2012 (as so amended through the date hereof, the “Guarantee and Collateral Agreement”), among the Company, the subsidiaries of the Company identified therein and DBTCA, as collateral agent, (iii) the Master Consent to Assignment, dated June 16, 2015, delivered by the Company to JPMCB, as administrative agent, and (iv) such corporate records, certificates and other documents, and such questions of law, as we have deemed necessary or appropriate for the purposes of this opinion. The agreements, documents and instruments referred to in clauses (i) through (iii) are referred to in this opinion each as a “Document” and collectively as the “Documents.”

I have assumed that all signatures are genuine, that all documents submitted to me as originals are authentic and that all copies of documents submitted to me conform to the originals. I have assumed further that each of the Secured Parties (as

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defined under the Amended Second Lien Credit Agreement) has duly authorized, executed and delivered the Documents to which it is a party and that each such Document is the valid and binding obligation of such Secured Party, enforceable against such Secured Party in accordance with its terms. I have relied as to certain matters on information obtained from public officials, officers of the Company and its subsidiaries and other sources that I believe to be responsible.

Based upon the foregoing and subject to the qualifications and assumptions set forth below, I am of the opinion that:

1. The Company, the Subsidiary Grantors identified on Exhibit A hereto and the Subsidiary Guarantors identified on Exhibit B hereto (each a “Credit Party” and together the “Credit Parties”) are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization and that each Credit Party has the power and authority to execute and deliver the Documents to which it is a party and to consummate the transactions contemplated thereby.

2. Each of the Credit Parties has duly authorized, executed and delivered the Documents to which it is a party.

3. No consent, approval, authorization or other action by or filing with any governmental agency or instrumentality of the State of Ohio is required on the part of any Credit Party for the execution and delivery of any Document to which such Credit Party is a party or the consummation of the transactions contemplated thereby, except (i) those already obtained or made and (ii) such filings and other actions as are required to perfect the security interests and liens granted under the Documents and the other Credit Documents (as defined under the Amended Second Lien Credit Agreement).

4. The execution and delivery by each Credit Party of each Document to which such Credit Party is a party and the consummation of the transactions contemplated thereby do not (i) violate any Ohio statute, law, rule or regulation to which such Credit Party is subject or (ii) result in any violation of the provisions of such Credit Party’s organizational documents.

The foregoing opinion is subject to the following qualifications.

(a) I express no opinion as to any Federal or state securities or Blue Sky laws or as to any anti-fraud laws. I express no opinion as to compliance with Federal or state securities or Blue Sky laws upon a default or realization upon the Collateral (as defined under the Guarantee and Collateral Agreement) under the Guarantee and Collateral Agreement.

(b) I express no opinion as to any tax laws or the Employee Retirement Income Security Act of 1974, as amended, or any rules or regulations thereunder.

(c) I express no opinion as to the Federal Aviation Act of 1958, as amended from time to time and as re-codified in Title 49 of the United States Code.

2

I am a member of the bar of the State of Ohio. In rendering the foregoing opinions, the examination of law referred to above has been limited to, and I express no opinions as to matters under or involving any laws other than, the laws of the State of Ohio.

3

This opinion is given to you solely for your benefit in connection with the transactions described herein and may not be relied upon by you for any other purpose or by any other person or entity for any purpose without my written consent.

Very truly yours,

David L. Bialosky Senior Vice President, General Counsel and Secretary

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Exhibit A

Subsidiary Grantors

1.	Divested Companies Holding Company (Delaware)

2.	Divested Litchfield Park Properties, Inc. (Arizona)

3.	Goodyear Farms, Inc. (Arizona)

4.	Goodyear International Corporation (Delaware)

5.	Wingfoot Commercial Tire Systems, LLC (Ohio)

Exhibit B

Subsidiary Guarantors

1.	Celeron Corporation (Delaware)

2.	Divested Companies Holding Company (Delaware)

3.	Divested Litchfield Park Properties, Inc. (Arizona)

4.	Goodyear Export Inc. (Delaware)

5.	Goodyear Farms, Inc. (Arizona)

6.	Goodyear International Corporation (Delaware)

7.	Goodyear Western Hemisphere Corporation (Delaware)

8.	T&WA, Inc. (Kentucky)

9.	Wingfoot Commercial Tire Systems, LLC (Ohio)

EXHIBIT B

FORM OF REAFFIRMATION AGREEMENT

REAFFIRMATION AGREEMENT dated as of June 16, 2015 (this “Agreement”), among THE GOODYEAR TIRE & RUBBER COMPANY (“Goodyear”), the other Subsidiaries of Goodyear identified as Grantors and Guarantors under the Security Documents referred to below (collectively with Goodyear, the “Reaffirming Parties”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, and JPMORGAN CHASE BANK, N.A., as Administrative Agent, under the Amended Credit Agreement referred to below.

Goodyear has requested that the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, among Goodyear, the Lenders (as defined therein) party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Credit Agreement”), be amended by the First Amendment dated as of the date hereof (the “Amendment Effective Date”), among Goodyear, the Lenders (as defined therein) party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Amendment”). The Credit Agreement as amended by the Amendment is referred to herein as the “Amended Credit Agreement”. Capitalized terms used but not defined herein have the meanings given them by the Amended Credit Agreement.

Each of the Reaffirming Parties is party to one or more of the Security Documents referred to in the Amended Credit Agreement, and each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Amendment becoming effective and the consummation of the transactions contemplated thereby. The execution and delivery of this Agreement is a condition precedent to the effectiveness of the Amendment and the consummation of the transactions contemplated thereby.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Reaffirmation. (a) Each of the Reaffirming Parties confirms that (i) the security interests granted by it under the Security Documents and in existence immediately prior to the Amendment Effective Date shall continue in full force and effect on the terms of the respective Security Documents and (ii) on the Amendment Effective Date the Obligations under the Amended Credit Agreement shall constitute (x) “Obligations” under the Guarantee and Collateral Agreement (as defined in the Amended Credit Agreement), (y) “Obligations” under the Canadian Second Lien Guarantee and Collateral Agreement dated as of April 8, 2005, as amended, supplemented or otherwise modified through the date hereof, between Goodyear Canada Inc. and Deutsche Bank Trust Company Americas, as Collateral Agent (the “Canadian

1

GCA”), and (z) “secured obligations” (however defined) under the other Security Documents (in each case, subject to any limitations set forth in the Guarantee and Collateral Agreement, the Canadian GCA or such other Security Documents). Each party hereto confirms that the intention of the parties is that each of the Guarantee and Collateral Agreement, the Canadian GCA and each other Security Document shall not terminate on the Amendment Effective Date and shall continue in full force and effect (or, in the case of Foreign Pledge Agreements that are being amended in connection with the Amendment, shall continue in full force and effect as so amended).

(b) On and after the Amendment Effective Date, the terms “Credit Agreement”, “Second Lien Credit Agreement” and “Second Lien Agreement”, as used in the Security Documents, shall, unless the context otherwise requires, mean the Amended Credit Agreement.

SECTION 2. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 3. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 4. Expenses. Goodyear agrees to reimburse the Administrative Agent and the Collateral Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP and other counsel for the Administrative Agent and the Collateral Agent.

SECTION 5. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 6. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Amendment shall extinguish the obligations for the payment of money outstanding under the Amended Credit Agreement or the Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Amended Credit Agreement or the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Amendment, the Amended Credit Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower or any Guarantor or any Grantor under any Security Document from any of its obligations and liabilities under the Amended

2

Credit Agreement or the Security Documents. Each of the Amended Credit Agreement and the Security Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Amendment or in connection herewith or therewith.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE GOODYEAR TIRE & RUBBER COMPANY,

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

GRANTORS AND GUARANTORS

CELERON CORPORATION,

by
Name:
Title:

DIVESTED COMPANIES HOLDING COMPANY,

by
Name:
Title:

by
Name:
Title:

DIVESTED LITCHFIELD PARK PROPERTIES, INC.,

by
Name:
Title:

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

GOODYEAR EXPORT INC.,

by
Name:
Title:

GOODYEAR FARMS, INC.,

by
Name:
Title:

GOODYEAR INTERNATIONAL CORPORATION,

by
Name:
Title:

GOODYEAR WESTERN HEMISPHERE CORPORATION,

by
Name:
Title:

T&WA, INC.,

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

WINGFOOT COMMERCIAL TIRE SYSTEMS, LLC,

by
Name:
Title:

GOODYEAR CANADA INC.,

by
Name:
Title:

by
Name:
Title:

WINGFOOT MOLD LEASING COMPANY,

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT